EXHIBIT 24

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Jean Gandois Jean Gandois Director, Vice Chairman of the Management Board Date: April 26, 2004

Exh. 24-1

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Albert Frère Albert Frère Director, Vice Chairman of the Management Board Date: April 26, 2004

Exh. 24-2

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Gerhard Cromme Gerhard Cromme Director Date: April 26, 2004

Exh. 24-3

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Étienne Davignon Étienne Davignon Director Date: April 26, 2004

Exh. 24-4

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Paul Desmarais, Jr. Paul Desmarais, Jr. Director Date: April 26, 2004

Exh. 24-5

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Lucien Douroux Lucien Douroux Director Date: April 26, 2004

Exh. 24-6

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Jacques Lagarde Jacques Lagarde Director Date: April 26, 2004

Exh. 24-7

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Anne Lauvergeon Anne Lauvergeon Director Date: April 26, 2004

Exh. 24-8

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Jean Peyrelevade Jean Peyrelevade Director Date: April 26, 2004

Exh. 24-9

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Felix G. Rohatyn Felix G. Rohatyn Director Date: April 26, 2004

Exh. 24-10

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Lord Simon of Highbury Lord Simon of Highbury Director Date: April 26, 2004

Exh. 24-11

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Antonio Brufau Antonio Brufau Director Date: April 26, 2004

Date: April 26, 2004

Exh. 24-12

POWER OF ATTORNEY

     The undersigned hereby appoints Patrick Ouart, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2003 Annual Stock Option Grant and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

/s/ Jean-Jacques Salane Jean-Jacques Salane Director Date: April 26, 2004

Exh. 24-13